EXHIBIT 1.12

Date and Time: June 2, 2005 10:33 AM Pacific Time

BRITISH COLUMBIA
MINISTRY OF FINANCE         MAILING ADDRESS:           LOCATION:
Corporate and Personal      PO BOX 9431 Stn Prov Govt. 2nd Flr-940 Blanshard St.
Property Registries         Victoria BC V8W 9V3        Victoria BC
www.corporateonline.gov.bc.ca                          250 356-8626
--------------------------------------------------------------------------------
                              NOTICE OF ALTERATION

                                     FORM 11
                            BUSINESS CORPORATIONS ACT
                                   SECTION 257


================================================================================
FILED DATE AND TIME:         June 2, 2005 10:33 AM Pacific Time

ALTERATION DATE AND TIME:    NOTICE OF ARTICLES ALTERED ON JANE 2, 2005 10:33 AM
                             PACIFIC TIME

================================================================================
                              NOTICE OF ALTERATION

INCORPORATION NUMBER:                  NAME OF COMPANY:

BC0219019                              AMADOR GOLD CORP.
--------------------------------------------------------------------------------
ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with the Registrar.

--------------------------------------------------------------------------------
PRE-EXISTING COMPANY PROVISIONS

The company has resolved that the Pre-existing Company Provisions no longer apply to this company.

--------------------------------------------------------------------------------
AUTHORIZED SHARE STRUCTURE
--------------------------------------------------------------------------------
1.  No maximum           Common Shares                 Without Par Value


                                                       Without Special Rights or
                                                       Restrictions attached

--------------------------------------------------------------------------------


                                                          BC0219019 Page: 1 of 1

BRITISH    MINISTRY OF FINANCE                     NOTICE OF ALTERATION
COLUMBIA   Corporate and Personal                  FORM 11 - BC COMPANY
           Property Registries                   Section 257(4) Business
           www.fin.gov.bc.ca/registries              Corporations Act

Telephone: 250 356-8626

DO NOT MAIL THIS FORM TO the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the BUSINESS CORPORATIONS ACT requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

FREEDOM OF INFORMATION AND PROTECTION OF PRIVACY ACT (FIPPA): The personal information requested on this form is made available to the public under the authority of the BUSINESS CORPORATIONS ACT. Questions about how the FIPPA applies to this person information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 358-1198, PO Box 9431 Stn Prov Govt., Victoria BC V8W 9V3.

--------------------------------------------------------------------------------
|A|      INCORPORATION NUMBER OF COMPANY

         BC0219019
--------------------------------------------------------------------------------
|B|      NAME OF COMPANY

         AMADOR GOLD CORP.
--------------------------------------------------------------------------------
|C|      ALTERATIONS TO THE NOTICE OF ARTICLES
         Please indicate what information on the Notice of Articles is to be altered: ("altered" means create, add to, vary or delete)

         |_|   Company name                     |_|   Date of a Resolution or
                                                      Court Order (applies to
         |_|   A translation of company name          special rights or
                                                      restrictions only)
         |X|   Pre-existing Company Provisions  |X|   Authorized Share Structure
--------------------------------------------------------------------------------
|D|      ALTERATION EFFECTIVE DATE - CHOOSE ONE OF THE FOLLOWING:

         [X] The alteration is to take effect at the time that this notice is filed with the registrar.

         [_] The alteration is to take effect at 12:01 a.m. Pacific Time on [_______________] (YYYY/MM/DD) being a date that is not more than ten days after the date of the filing of this notice.

         [_] The alteration is to take effect at [__________] (YYYY/MM/DD) [_] a.m. or [_] p.m. Pacific Time on [______________________] being a date and time that is not more than ten days after the date of the filing of this notice.
--------------------------------------------------------------------------------
|E|      CHANGE OF COMPANY NAME

         The company is to change its name from ________________________________

         to (CHOOSE ONE OF THE FOLLOWING):

         [_]   ________________________________________________________________.

               This  name  has   been  reserved  for  the  company  under   name
               reservation number _____________, or

         [_] a name created by adding "B.C. Ltd." after the incorporation number of the company.
--------------------------------------------------------------------------------
|F|      TRANSLATION OF COMPANY NAME
         Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

         ADDITIONS: Set out every new translation of the company name that the company intends to use outside of Canada.




--------------------------------------------------------------------------------
FORM 11/WEB REV. 2006 / 3 / 3                                             Page 1

--------------------------------------------------------------------------------
CHANGES: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME |  NEW TRANSLATION OF THE COMPANY NAME
                                         |
Not Applicable                           |
-----------------------------------------|--------------------------------------
                                         |
-----------------------------------------|--------------------------------------
                                         |
-----------------------------------------|--------------------------------------
                                         |
--------------------------------------------------------------------------------
DELETIONS: Remove the following translation(s) of the company name:







--------------------------------------------------------------------------------
|G| PRE-EXISTING COMPANY PROVISIONS (refer 10 Part 17 and Table 3 of the Regulation under the BUSINESS CORPORATIONS ACT)

         Complete this Item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

         [X] The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.
--------------------------------------------------------------------------------
|H| AUTHORIZED SHARE STRUCTURE Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

             YYYY/MM/DD
         [                 ]

         SET OUT THE NEW AUTHORIZED SHARE STRUCTURE

------------------------------------------------------------------------------------------------------------------------------
                            Maximum number of shares of
                           this class or series of shares
                           that the company is authorized                                          Are there special rights
                           to issue, or indicate there is                                         or restrictions attached
                           is authorized to issue, or          Kind of shares of this class     to the shares of this class or
                                 no maximum number                 or series of shares               series of shares?
                           ---------------------------------------------------------------------------------------------------
Identifying name of class   THERE IS NO   MAXIMUM NUMBER     WITHOUT    WITH A PAR
  or series of shares         MAXIMUM       OF SHARES       PAR VALUE    VALUE OF      TYPE OF           YES         NO
                                [X]         AUTHORIZED         [X]          ($)        CURRENCY          [X]         [X]
------------------------------------------------------------------------------------------------------------------------------

Common                          [X]                            [X]                                                   [X]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

|I|      CERTIFIED CORRECT - I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING     SIGNATURE OF AUTHORIZED SIGNING    DATE SIGNED
AUTHORITY FOR THE COMPANY      AUTHORITY FOR THE COMPANY          YYYY/MM/DD

Beverly J. Bullock             /s/ Beverly J. Bullock             2005/05/30
--------------------------------------------------------------------------------
FORM 11/WE8 Rev. 2005 / 3 / 3                                             Page 2